UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 11, 2006
(Date of earliest event reported)

CITICORP MORTGAGE SECURITIES TRUST, SERIES 2006-3 (Issuer in Respect of the Citicorp Mortgage Securities Trust, Series 2006-3 REMIC Pass-Through Certificates)
(Exact name of issuing entity as specified in its charter)

CITICORP MORTGAGE SECURITIES, INC.
(Exact name of depositor as specified in its charter)

CITICORP MORTGAGE SECURITIES, INC.
(Exact name of sponsor as specified in its charter)

New York	333-130333-04	Applied For
(State or other jurisdiction of organization of issuing entity	(Commission File No. of Issuing Entity)	(I.R.S. Employer Identification No.)

1000 Technology Drive, O'Fallon, Missouri	63368
(Address of principal executive offices)	(Zip Code)

Depositor's Telephone Number, including area code: (636) 261-1313

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

Attached as Exhibit 4.1 is the pooling and servicing agreement, dated June 1, 2006 (the "Pooling and Servicing Agreement"), among Citicorp Mortgage Securities, Inc., as Depositor, CitiMortgage, Inc., as Servicer and Master Servicer, U.S. Bank National Association, as Trustee, and Citibank, N.A., as Paying Agent, Certificate Registrar and Authenticating Agent.

The Pooling and Servicing Agreement governs the Citicorp Mortgage Securities Trust, Series 2006-3 REMIC Pass-Through Certificates issued on June 28, 2006.

The Offered Certificates were sold to Credit Suisse Securities (USA) LLC pursuant to an underwriting agreement, dated May 22, 2006 among Citicorp Mortgage Securities, Inc., Citigroup Inc., and Credit Suisse Securities (USA) LLC. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

    Simultaneously with the issuance of the Offered Certificates, the Depositor sold $1,267,000.00 initial principal amount of class B-4 certificates, $950,000.00 initial principal amount of class B-5 certificates, and $953,209.53 initial principal amount of class B-6 certificates (the "Private Certificates") to Credit Suisse Securities (USA) LLC on June 28, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from CitiMortgage, Inc.

The mortgage loans underlying the Certificates were purchased by Citicorp Mortgage Securities, Inc. from CitiMortgage, Inc. pursuant to a mortgage loan purchase agreement, dated June 1, 2006 (the "Mortgage Loan Purchase Agreement"), between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc. A copy of the form of Mortgage Loan Purchase Agreement is attached as Exhibit 10.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description
(1.1)	Underwriting Agreement, dated May 22, 2006 among Citicorp Mortgage Securities, Inc., Citigroup Inc. and Credit Suisse Securities (USA) LLC
(4.1)	Pooling and Servicing Agreement, dated as of June 1, 2006, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.
(10.1)	Form of Mortgage Loan Purchase Agreement, dated June 1, 2006, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 11, 2006	CITICORP MORTGAGE SECURITIES, INC. (Depositor) By: /s/ Howard Darmstadter ----------------------------- Howard Darmstadter Assistant Secretary

Index to Exhibits

Exhibit No.	Description
(1.1)	Underwriting Agreement, dated May 22, 2006 among Citicorp Mortgage Securities, Inc., Citigroup Inc. and Credit Suisse Securities (USA) LLC
(4.1)	Pooling and Servicing Agreement, dated as of June 1, 2006, among Citicorp Mortgage Securities, Inc., CitiMortgage, Inc., U.S. Bank National Association, and Citibank, N.A.
(10.1)	Form of Mortgage Loan Purchase Agreement, dated June 1, 2006, between Citicorp Mortgage Securities, Inc. and CitiMortgage, Inc.